English Translation

CHINA GEWANG BIOTECHNOLOGY, INC.

Private Offering of 12,000,000 Shares of Common Stocks

SUBSCRIPTION AGREEMENT

1.

SUBSCRIPTION. The undersigned subscriber (the “Subscriber”) hereby makes application to purchase shares to be issued by China Gewang Biotechnology, Inc. (the “Company”). The Purchase Price for the Share will be RMB 3.00 per share, as set forth in total in Section 4. The Purchase Price will be paid by wire transfer to the account of Guangdong Gewang Biotechnology Co., Ltd., the controlled affiliate of the Company, upon tender of this Agreement by the Subscriber.

2.

REPRESENTATIONS OF SUBSCRIBER. The Subscriber represents and warrants to the Company as follows:

(A)

In making my decision to purchase the Share, I have relied solely upon the information contained in (a) the Company’s Report on Form 8-K as of April 20, 2015 and its Quarterly Report on Form 10-Q for the period ended August 31, 2015, as filed with the Securities and Exchange Commission, and (b) any information furnished in written form by the Company to the Subscriber and signed by the Company. I am not relying upon any oral representations or other written information in making the decision to purchase the Share subscribed for herein;

(B)

I have read the document attached to this Subscription Agreement titled “Certain Risks of an Investment in the Company.” I understand that I may lose the money that I invest in the Share, either because of the risks described in that document or for other reasons.

(C)

I recognize that the Share has not been registered under the Securities Act of 1933, as amended (the “Act”) or under the securities laws of any state, and, therefore, neither the Share nor the Shares into which the Share is convertible can be resold unless the Shares are registered under the Act or unless an exemption from registration is available. I further recognize that no public agency has passed upon the accuracy or adequacy of any information presented by the Company in connection with this offering or the fairness of the terms of the offering;

(D)

I am acquiring the Share for my own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof;

(E)

I have such knowledge and experience in financial and business matters that 1 am capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision, and do not require a Purchaser Representative;

(F)

I am aware that the books and records of the Company will be available for inspection during this offering, upon reasonable notice, during reasonable business hours at the Company’s place of business;

(G)

I have been provided access to any information I requested in evaluating my purchase of the Share;

(H)

I have been presented with the opportunity to ask questions and receive answers from officers of the Company relating to the terms and conditions of the offering and to obtain any additional information necessary to verify the accuracy of the information made available to the Subscriber; and

(I)

To the best of my knowledge based upon appropriate diligence and investigation: (i) none of the cash or property that is paid or contributed to the Company by the Subscriber shall be derived from, or related to, any activity that is deemed criminal under United States law or that contravenes any federal, state, foreign or international laws and regulations dealing with money laundering; and (ii) no contribution or payment to the Company by the Subscriber comes from a source which would cause the Company to be in violation of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. I also understand and agree that the Company may release confidential information about me (and, if the Subscriber is an entity, its record and beneficial owners) to government authorities, if the Company determines in its sole discretion that it is in the best interest of the Company to do so or that such release is required by applicable law.

3.

ACCREDITED INVESTOR. Please initial one of the following items:

A.

The undersigned Subscriber is an Accredited Investor (as defined by the Regulations of the Securities and Exchange Commission) because the undersigned:

is a natural person who has an individual net worth, or joint net worth with that person’s spouse, of more than $1,000,000 (the calculation of net worth not including, however, the Subscriber’s principal residence or any debt secured by same unless the debt exceeds the market value of the residence); or

is a natural person who had an individual income in excess of $200,000 (or $300,000 jointly with my spouse) in each of the two most recent years and who reasonably expects an income in excess of $200,000 (or $300,000 jointly with my spouse) in the current year; or

is an entity in which each of the equity owners is either (i) a natural person whose individual net worth, or joint net worth with that person’s spouse, is in excess of $1,000,000; or (ii) a natural person who has had individual income in excess of $200,000 or income with such person’s spouse in excess of $300,000 in each of the two most recent years and who reasonably expects individual income in excess of $200,000 or income with such person’s spouse in excess of $300,000 during the current year; or

is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, a Massachusetts or similar business trust, or a limited liability company, in each case not formed for the specific purpose of purchasing the Shares and with total assets in excess of $5,000,000.

B.

The undersigned is not an Accredited Investor.

(SHARE: Subscriptions will not be accepted from any person or entity that (which is not an Accredited Investor.)

4.

SHARE. The undersigned subscribes to purchase a Share as follows:

RMB ___12,000,000__ Principal Amount of Share subscribed for.

RMB ___3.00 per share____ Purchase Price

5.

BINDING EFFECT. This Subscription Agreement is executed this 18th day of January  , 2016, and shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

SUBSCRIBER:

Sign:

Title:

 (if Subscriber is an entity)

Address: No. 27, Dongjin Road, Jingcheng Town, Jingjiang City, Jiangsu

ACCEPTED BY THE COMPANY THIS

__18th__ DAY OF __January__, 2016

CHINA GEWANG BIOTECHNOLOGY, INC.

By: __________________

CHINA GEWANG BIOTECHNOLOGY, INC.

Certain Risks of an Investment in the Company

The common stock of China Gewang Biotechnology, Inc. only recently began trading in the United States. Guangdong Gewang Biotechnology Co., Ltd., the affiliate that produces all of the Company’s revenue, was organized in 2010 and functioned exclusively as a wholesaler until 2014, when it began direct marketing of its products. The Company, therefore, faces all of the risks that may prevent the success of a start-up enterprise that is newly introduced to the securities markets. Investors in the Shares or the common stock issued by China Gewang must accept the possibility that they may lose all or part of their investment, either because the business of Guangdong Gewang fails to grow or because the stock of China Gewang does not achieve significant trading volume..

Among the many risks that could cause an investment in China Gewang to be unsuccessful, the following are Share worthy:

Business Risks

•

Guangdong Gewang will not be successful unless many residents of China choose to use selenium supplements marketed by Guangdong Gewang to alleviate selenium deficiency. Persons living in the areas of China where the soil is selenium deficient may choose to obtain selenium by importing selenium-rich foods, or may purchase selenium supplements sold by competitors, or may choose to disregard their selenium deficiency. If Guangdong Gewang is unable to persuade enough customers to choose its supplements over those alternatives, its business will fail.

•

If customers ingest too much of the selenium supplements sold by Guangdong Gewang, they will be injured. This could lead to lawsuits that would be costly to Guangdong Gewang, or it could hurt Guangdong Gewang’s business reputation. If customers are harmed by Guangdong Gewang’s supplements, the government might impose regulations that could be costly to Guangdong Gewang.

•

Guangdong Gewang depends on its distributors to provide most of Guangdong Gewang’s revenue. If its distributors do a poor job of marketing, or if they terminate their relationships with Guangdong Gewang, or if they make demands that reduce Guangdong Gewang’s profit margins, these events could prevent Guangdong Gewang from being successful.

•

Guangdong Gewang’s products are manufactured by third parties under contract with Guangdong Gewang. Any inability, failure, or inadequacy by a manufacturer could interfere with Guangdong Gewang’s efforts to build a market for its products.

•

The government or the courts of China could prevent China Gewang from enforcing the agreements between Guangdong Gewang and the Chinese subsidiary of China Gewang, or could reduce the benefit that China Gewang obtains from Guangdong Gewang, which would reduce or eliminate the profits reported by China Gewang.

Investment Risks

•

There is very little trading of China Gewang’s stock. As a result, if a shareholder tries to sell his shares, the market price will fall significantly. Unless an active market develops for the common stock of China Gewang, it will be difficult for shareholders to obtain a fair price for their shares, or they may be unable to sell their shares. China Gewang will not be able to control whether an active market develops, but must depend on brokers, investment advisors, and other professionals to develop the market. If they do not develop the market, then investors in the stock of China Gewang may receive no benefit or little benefit, even if Guangdong Gewang is successful in business.

•

Unless the stock of China Gewang is uplisted from the OTC Market to a stock exchange (NYSE MKT or NASDAQ), it is unlikely that trading in China Gewang stock will become active. China Gewang cannot control whether its shares become uplisted; that decision will be made by the management of the stock exchange, and will depend on that management’s evaluation of the value of China Gewang stock.

•

If residents of China invest in China Gewang but fail to comply with the registration requirements in Circular 75, promulgated by SAFE, the investors may be subject to fines or legal sanctions.

*   *   *   *   *

NEITHER THIS SECURITY NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

No. 4,000,000	RMBҰ 12,000,000
Date of Issue: January 18th , 2016

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